UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2020

ENBRIDGE INC.

(Exact Name of Registrant as Specified in Charter)

Canada	001-15254	98-0377957
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200, 425 - 1st Street S.W.

Calgary, Alberta, Canada T2P 3L8

(Address of Principal Executive Offices) (Zip Code)

1-403-231-3900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	ENB	New York Stock Exchange
6.375% Fixed-to-Floating Rate Subordinated Notes Series 2018-B due 2078	ENBA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 6, 2020, Enbridge Inc. (the “Corporation”) filed Articles of Amendment with the Director under the Canada Business Corporations Act (the “CBCA”) amending its articles to create a new series of Preference Shares of the Corporation designated as Preference Shares, Series 2020-A (the “Conversion Preference Shares”). The Conversion Preference Shares are issuable upon the automatic conversion of the $1,000,000,000 aggregate principal amount of the Corporation’s 5.750% Fixed-to-Fixed Rate Subordinated Notes Series 2020-A due 2080 (the “Notes”). The Conversion Preference Shares will be entitled to receive cumulative preferential cash dividends, if, as and when declared by the board of directors of the Corporation, subject to the CBCA, at the same rate as the interest rate that would have accrued on the Notes (had the Notes remained outstanding), payable on each semi-annual dividend payment date, subject to any applicable withholding tax.

The foregoing description of the Corporation’s Articles of Amendment is qualified in all respects by reference to the text of the Certificate of Amendment issued by the Director under the CBCA on July 6, 2020 and the Articles of Amendment attached thereto, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

On July 8, 2020, the Corporation completed the offering of the Notes. The Notes were offered pursuant to the Corporation’s Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 17, 2019 (Reg. No. 333-231553) (the “Registration Statement”). The following documents relating to the sale of the Notes are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 8.01 and the Registration Statement:

•	Underwriting Agreement, dated July 6, 2020, between the Corporation and the underwriters party thereto.
•	Seventh Supplemental Indenture to the Indenture between the Corporation and Deutsche Bank Trust Company Americas, dated July 8, 2020.
•	Form of Global Note representing the Notes.
•	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes.
•	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes and the Conversion Preference Shares.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 6, 2020, between the Corporation and the underwriters party thereto.
3.1	Certificate and Articles of Amendment, dated July 6, 2020.
4.1	Seventh Supplemental Indenture to the Indenture between the Corporation and Deutsche Bank Trust Company Americas, dated July 8, 2020.
4.2	Form of Global Note representing the Notes (included in Exhibit 4.1).
5.1	Opinion of Sullivan & Cromwell LLP, U.S. counsel for the Corporation, as to the validity of the Notes.
5.2	Opinion of McCarthy Tétrault LLP, Canadian counsel for the Corporation, as to the validity of the Notes and the Conversion Preference Shares.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1 above).
23.2	Consent of McCarthy Tétrault LLP (included in Exhibit 5.2 above).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENBRIDGE INC.
(Registrant)

Date: July 8, 2020	By:	/s/ Karen K.L. Uehara
Karen K.L. Uehara
Vice President & Corporate Secretary
(Duly Authorized Officer)